UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2023

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 1, 2023, the Board of Directors (the “Board”) of Lyft, Inc. (the “Company”) appointed David E. Stephenson to serve as a member of the Board as a Class I director, with a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders. Mr. Stephenson has also been appointed as a member of the Audit Committee of the Board.

Mr. Stephenson has served as the Chief Financial Officer of Airbnb, Inc. since January 2019 and its Head of Global Employee Experience since August 2021. Prior to joining Airbnb, Mr. Stephenson spent 17 years at Amazon.com, Inc., where he was most recently Vice President and Chief Financial Officer of their Worldwide Consumer Organization from June 2015 to December 2018. Before that, from September 2013 to June 2015, Mr. Stephenson was the Chief Financial Officer of Amazon’s International Consumer business and led finance across many areas of the company. Mr. Stephenson served as President and Chief Financial Officer of Big Fish Games, Inc., a gaming company, from September 2011 to September 2013. Mr. Stephenson holds a B.S. in Industrial and Management Engineering from Montana State University and a M.B.A. from the University of Iowa.

There are no arrangements or understandings between Mr. Stephenson and any other person pursuant to which Mr. Stephenson was appointed to serve on the Board. There are no family relationships between Mr. Stephenson and any other director or executive officer of the Company, and there have been no transactions between Mr. Stephenson and the Company since the beginning of the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Stephenson will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 29, 2022. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with Mr. Stephenson, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-229996) filed with the SEC on March 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	February 2, 2023	/s/ Elaine Paul
Elaine Paul
Chief Financial Officer